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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


Form 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                                 May 1, 1998

Exact name of registrant
as specified in its charter:                     BELL ATLANTIC CORPORATION

Commission File Number:                          1-8606

State of Incorporation:                          Delaware

I.R.S. Employer Identification No.:              23-2259884

Address of principal
executive offices:                               1095 Avenue of the Americas
                                                 New York, New York
Zip Code                                         10036

Registrant's telephone number,
including area code:                             (212) 395-2121

Former name or former address,
if changed since last report:                    Not applicable
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Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on May 1, 1998, announcing a two-for-one split of its common shares.

 .



Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99 Press Release, dated May 1, 1998, issued by Bell Atlantic Corporation announcing a two-for-one split of its common shares.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BELL ATLANTIC CORPORATION


                            By: /s/ Mel Meskin
                                ---------------------------
                                Mel Meskin
                                Vice President - Comptroller



Date:  May 4, 1998